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                                                                  EXHIBIT 10.5.5


                               AMENDMENT NO. 5 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT

       This Amendment No. 5 ("Amendment No. 5") to the ORBCOMM System Procurement Agreement is entered into this 30th day of July, 1998 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                               W I T N E S S E T H

       WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1, No. 2, No. 3, and No. 4 thereto dated December 9, 1996, March 24, 1997, and March 31, 1998 and March 31, 1998 respectively;

       WHEREAS, the parties wish to set forth their agreement on orbit parameter changes to the launch of ORBCOMM planes B and C.

       NOW THEREFORE, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

       Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

       Section 2.1 The Table in Section 3.1.1 of Exhibit A, Part 1B Satellite Specifications of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

---------------------------------------------------------------------------------------------------------------------
        Parameter               Plane A                    Plane B                             Plane C
---------------------------------------------------------------------------------------------------------------------
Target mean altitude       825 km, circular                818.5 km                        810 to 840 km{1}

Maximum apogee altitude         882 km                  Target + 15 km                      Target + 15 km

Minimum perigee altitude        767 km                  Target - 15 km                      Target - 15 km

Target inclination              45 deg.                   45.02 deg.                       43 to 46 deg.{1}

Inclination accuracy         +/- 0.3 deg.                +/- 0.1 deg.                        +/- 0.1 deg

Target right ascension       Unconstrained     120 deg. East or West of Plane A    110-130 deg. West of Plane A{1}
of ascending nodes

Accuracy of ascending             N/A                    +/- 2.5 deg.                        +/- 2.5 deg.
node

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         (1) Target shall be selected by ORBCOMM Global from this range based on actual insertion parameters of previous planes.

         Section 2.2 Table 3.1 in Section 3.1.1 of Exhibit A, Part 2 Statement of Work and Specification for ORBCOMM Constellation Launch Services of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

---------------------------------------------------------------------------------------------------------------------
        Parameter               Plane A                    Plane B                             Plane C
---------------------------------------------------------------------------------------------------------------------
Target mean altitude       825 km, circular                818.5 km                        810 to 840 km{1}

Maximum apogee altitude         882 km                  Target + 15 km                      Target + 15 km

Minimum perigee altitude        767 km                  Target - 15 km                      Target - 15 km

Target inclination              45 deg.                   45.02 deg.                       43 to 46 deg.{1}

Inclination accuracy         +/- 0.3 deg.                +/- 0.1 deg.                        +/- 0.1 deg

Target right ascension       Unconstrained     120 deg. East or West of Plane A    110-130 deg. West of Plane A{1}
of ascending nodes

Accuracy of ascending             N/A                    +/- 2.5 deg.                        +/- 2.5 deg.
node

                     Table 3-1 Mission Orbital Requirements

         (1) Target shall be selected by ORBCOMM Global from this range based on actual insertion parameters of previous planes.

                            SECTION 3 - MISCELLANEOUS

         Section 3.1 This Amendment No. 5 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

         Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 5.


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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 as of the day and year first above written.

                                ORBCOMM GLOBAL, L.P.

                                By:
                                   -------------------------------------------
                                Name:  Scott L. Webster
                                Title: Chairman and Chief Executive Officer

                                ORBITAL SCIENCES CORPORATION

                                By:
                                   -------------------------------------------
                                Name:
                                Title:


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